Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA

In re:	First Virtual Communications, Inc.	Case No. 05-30145-TEC & 05-30146-TEC
	and CUseeMe Networks, Inc.	CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED: Jun-05	PETITION DATE: 01/20/05
1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
Dollars reported in $1

	End of Current	End of Prior	As of Petition
	Month	Month	Filing
2. Asset and Liability Structure
a. Current Assets	$2,285,507	$2,463,160

b. Total Assets	$2,285,507	$2,463,160	$5,234,654

c. Current Liabilities	$261,105	$296,955

d. Total Liabilities	$2,333,378	$2,369,228	$6,143,302

			Cumulative
	Current Month	Prior Month	(Case to Date)
3. Statement of Cash Receipts & Disbursements for Month
a. Total Receipts	$2,745	$14,884	$9,536,263

b. Total Disbursements	$172,954	$508,092	$7,997,545

c. Excess (Deficiency) of Receipts Over Disbursements (a – b)	($170,209)	($493,208)	$1,538,718

d. Cash Balance Beginning of Month	$2,024,927	$2,518,135	$316,000

e. Cash Balance End of Month (c + d)	$1,854,718	$2,024,927	$1,854,718

			Cumulative
	Current Month	Prior Month	(Case to Date)
4. Profit/(Loss) from the Statement of Operations	($141,803)	($275,409)	$4,183,563

5. Account Receivables (Pre and Post Petition)	$0	$0

6. Post-Petition Liabilities	$261,105	$296,955

7. Past Due Post-Petition Account Payables (over 30 days)	$28,891	$28,114

		Yes	No

At the end of this reporting month:
8. Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
		Yes

9. Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)			No

10. If the answer is yes to 8 or 9, were all such payments approved by the court?		Yes

11. Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)		Yes	payroll/exp. only

12. Is the estate insured for replacement cost of assets and for general liability?		Yes

13. Are a plan and disclosure statement on file?			No

14. Was there any post-petition borrowing during this reporting period?			No

15. Check if paid: Post-petition taxes Y ; U.S. Trustee Quarterly Fees Y ; Check if filing is current for: Post-petition tax reporting and tax returns: Y.
(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)
I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 7/26/2005 9:20	/s/ Jonathan G. Morgan

Jonathan G. Morgan, Chief Executive Officer

STATEMENT OF OPERATIONS
(General Business Cases)
For the Month Ended 06/30/05

Current Month
					Cumulative	Next Month
Actual	Forecast	Variance			(Case to Date)	Forecast
				Revenues:
$0	N/A	N/A	1	Gross Sales	$1,984,925

			2	less: Sales Returns & Allowances

$0	N/A	N/A	3	Net Sales	$1,984,925

$0	N/A	N/A	4	less: Cost of Goods Sold (Schedule ’B’)	$6,751

$0	N/A	N/A	5	Gross Profit	$1,978,174

$0	N/A	N/A	6	Interest	$1,008

$2,745	N/A	N/A	7	Other Income: Cobra refund	$3,745

			8

			9

$2,745	N/A	N/A	10	Total Revenues	$1,982,927

	N/A	N/A		Expenses:

$73,177	N/A	N/A	11	Compensation to Owner(s)/Officer(s)	$237,401

$32,816	N/A	N/A	12	Salaries	$638,304

$0	N/A	N/A	13	Commissions

$1,000	N/A	N/A	14	Contract Labor	$30,000

				Rent/Lease:
$0	N/A	N/A	15	Personal Property	$132,188

$4,000	N/A	N/A	16	Real Property

$11,104	N/A	N/A	17	Insurance	$41,087

$0	N/A	N/A	18	Management Fees

$0	N/A	N/A	19	Depreciation	$65,000

				Taxes:
$3,234	N/A	N/A	20	Employer Payroll Taxes	$68,910

$0	N/A	N/A	21	Real Property Taxes

$0	N/A	N/A	22	Other Taxes

$0	N/A	N/A	23	Other Selling	$15,000

$11,772	N/A	N/A	24	Other Administrative	$295,313

$0	N/A	N/A	25	Interest	$85,118

$7,445	N/A	N/A	26	Other Expenses: Prepaid Expense Amort.	$136,448

$0	N/A	N/A	27

$0	N/A	N/A	28

$0	N/A	N/A	29

$0	N/A	N/A	30

$0	N/A	N/A	31

$0	N/A	N/A	32

$0	N/A	N/A	33

$0	N/A	N/A	34

$144,548	N/A	N/A	35	Total Expenses	$1,744,769

($141,803)	N/A	N/A	36	Subtotal	$238,158

				Reorganization Items:
$0	N/A	N/A	37	Professional Fees	($543,884)

$0	N/A	N/A	38	Provisions for Rejected Executory Contracts

$0	N/A	N/A	39	Interest Earned on Accumulated Cash from

$0	N/A	N/A		Resulting Chp 11 Case

$0	N/A	N/A	40	Gain or (Loss) from Sale of Assets	$4,503,539

$0	N/A	N/A	41	U.S. Trustee Quarterly Fees	($10,250)

$0	N/A	N/A	42

$0	N/A	N/A	43	Total Reorganization Items	$3,949,405

($141,803)	N/A	N/A	44	Net Profit (Loss) Before Federal & State Taxes	$4,187,563

	N/A	N/A	45	Federal & State Income Taxes

($141,803)	N/A	N/A	46	Net Profit (Loss)	$4,187,563

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

BALANCE SHEET
(General Business Case)
For the Month Ended 06/30/05

		From Schedules	Market Value
	Assets

	Current Assets

1	Cash and cash equivalents — unrestricted		$392,781

2	Cash and cash equivalents — restricted		$1,461,938

3	Accounts receivable (net)	A	$0

4	Inventory	B	$0

5	Prepaid expenses		$397,167

6	Professional retainers

7	Other: Operating expenses owed by Radvision		$33,621

8

9	Total Current Assets		$2,285,507

	Property and Equipment (Market Value)

10	Real property	C	$0

11	Machinery and equipment	D	$0

12	Furniture and fixtures	D	$0

13	Office equipment	D	$0

14	Leasehold improvements	D	$0

15	Vehicles	D	$0

16	Other:	D

17		D

18		D

19		D

20		D

21	Total Property and Equipment		$0

	Other Assets

22	Loans to shareholders

23	Loans to affiliates

24

25

26

27

28	Total Other Assets		$0

29	Total Assets		$2,285,507

NOTE:
Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

Liablities and Equity
(General Business Case)

		From Schedules	Market Value
	Liabilities From Schedules

	Post-Petition

		Current Liabilities

30	Salaries and wages

31	Payroll taxes

32	Real and personal property taxes

33	Income taxes

34	Sales taxes		$3,351

35	Notes payable (short term)		$0

36	Accounts payable (trade)	A	$28,891

37	Real property lease arrearage		$0

38	Personal property lease arrearage

39	Accrued professional fees*		$375,000

40		Current portion of long-term post-petition debt (due within 12 months)

41	Other:

42	Amounts collected on behalf of Radvision		$48,121

43		Accrued Pre Petition Vacation Pay and Expenses	($194,258)

44	Total Current Liabilities		$261,105

45		Long-Term Post-Petition Debt, Net of Current Portion

46	Total Post-Petition Liabilities		$261,105

	Pre-Petition Liabilities (allowed amount)

47	Secured claims	F	$0

48	Priority unsecured claims	F	$79,594

49	General unsecured claims	F	$1,992,679

50	Total Pre-Petition Liabilities		$2,072,273

51	Total Liabilities		$2,333,378

	Equity (Deficit)

52	Retained Earnings/(Deficit) at time of filing		($138,812,000)

53	Capital Stock

54	Additional paid-in capital		$133,827,000

55	Cumulative profit/(loss) since filing of case		$4,183,563

56	Post-petition contributions/(distributions) or (draws)

57

58	Market value adjustment **		$753,566

59	Total Equity (Deficit)		($47,871)

60	Total Liabilities and Equity (Deficit)		$2,285,507

*	Based on Debtor’s Cash Flow Budget which is attached as Exhibit 1

**	Adjustment to account for difference in book value of assets sold and market value represented by sale price.

SCHEDULES TO THE BALANCE SHEET
(General Business Case)
Schedule A
Accounts Receivable and (Net) Payable

		Accounts
	Accounts Receivable	Payable	Past Due
	[Pre and Post Petition]	[Post Petition]	Post Petition Debt
Receivables and Payables Agings
0 -30 Days

31-60 Days		$778

61-90 Days		$7,221	$28,891

91+ Days		$20,893

Total accounts receivable/payable	$0	$28,891

Allowance for doubtful accounts

Accounts receivable (net)	$0

Schedule B
Inventory/Cost of Goods Sold

Inventory(ies)
Balance at
Types and Amount of Inventory(ies)	End of Month	Cost of Goods Sold
Inventory Beginning of Month

Add -
Retail/Restaurants -		Net purchase

Product for resale		Direct labor

Manufacturing overhead

Distribution -		Freight in

Products for resale		Other:

Manufacturer -
Raw Materials

Work-in-progress		Less -

Finished goods		Inventory End of Month

Shrinkage

Other — Explain		Personal Use

		Cost of Goods Sold	$0

TOTAL	$0

Method of Inventory Control	Inventory Valuation Methods
Do you have a functioning perpetual inventory system?	Indicate by a checkmark method of inventory used.
Yes No
How often do you take a complete physical inventory?	Valuation methods -
	FIFO cost	__
Weekly	LIFO cost	__
Monthly	Lower of cost or market	__
Quarterly	Retail method	__
Semi-annually	Other	__
Annually	Explain	__
Date of last physical inventory was

Date of next physical inventory is

Schedule C
Real Property

	Cost	Market Value
Description

Total	$0	$0

Schedule D
Other Depreciable Assets

	Cost	Market Value
Description Machinery & Equipment -

Total	$0	$0

Furniture & Fixtures -

Total	$0	$0

Office Equipment -

Total	$0	$0

Leasehold Improvements -

Total	$0	$0

Vehicles -

Total	$0	$0

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Taxes Payable
Federal
Income Tax Withholding	$0				$0

FICA — Employee	$0				$0

FICA — Employer	$0				$0

Unemployment (FUTA)	$0				$0

Income	$0				$0

Other (Attach List)	$0				$0

Total Federal Taxes	$0	$0	$0	$0	$0

State and Local	$0

Income Tax Withholding	$0				$0

Unemployment (UT)	$0				$0

Disability Insurance (DI)	$0				$0

Empl. Training Tax (ETT)	$0				$0

Sales	$0				$0

Excise	$0				$0

Real property	$0				$0

Personal property	$0				$0

Income	$0				$0

Other (Attach List)	$0				$0

Total State & Local Taxes	$0	$0	$0	$0	$0

Total Taxes	$0	$0	$0	$0	$0

Schedule F
Pre-Petition Liabilities

	Claimed	Allowed
List Total Claims For Each Classification -	Amount *	Amount (b) *
Secured claims (a)	$0	$0

Priority claims other than taxes	$79,594	$79,594

Priority tax claims

General unsecured claims	$1,992,679	$1,992,679

(a)	List total amount of claims even it under secured.

(b)	Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.
Schedule G
Rental Income Information
Not applicable to General Business Cases
Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank	silicon Valley Bk	SVB Securities	Morgan Stanley

Account Type	Checking	Investment	Investment

Account No.	350524370	8860074-1-4-ZGQ	14-78N08

Account Purpose	Operating	ST Investment	Investment

Balance, End of Month	$1,854,719	$0	$0

Total Funds on Hand for all Accounts	$1,854,719

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

*	As scheduled, except for certain claims paid in accordance with the court order approving the sale of substantially all assets.

The Debtors have not yet completed their comparison of scheduled claims to filed claims.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
Increase/(Decrease) in Cash and Cash Equivalents
For the Month Ended 06/30/05

		Actual	Cumulative
		Current Month	(Case to Date)
	Cash Receipts
1	Rent/Leases Collected

2	Cash Received from Sales	$0	$1,600,100

3	Interest Received	$0	$16

4	Borrowings	$0	$715,000

5	Funds from Shareholders, Partners, or Other Insiders

6	Capital Contributions

7	Proceeds from sale of assets	$0	$7,150,000

8	Miscellaneous deposits	$2,745	$23,026

9	Amounts collected on behalf of Radvision	$0	$48,121

10

11

12	Total Cash Receipts	$2,745	$9,536,263

	Cash Disbursements
13	Payments for Inventory

14	Selling

15	Administrative	$16,487	$210,303

16	Capital Expenditures

17	Principal Payments on Debt	$0	$4,820,355

18	Interest Paid	$0	$86,118

	Rent/Lease:
19	Personal Property

20	Real Property	$7,524	$157,403

	Amount Paid to Owner(s)/Officer(s)
21	Salaries	$15,403	$161,793

22	Draws

23	Commissions/Royalties

24	Expense Reimbursements	$2,866	$20,359

25	Other (Performance payments related to sale of company)	$33,775	$33,775

26	Salaries/Commissions inc. bonus payments related to sale.	$19,935	$566,624

27	Management Fees

	Taxes:
28	Employee Withholding	$32,470	$263,685

29	Employer Payroll Taxes	$3,234	$78,385

30	Real Property Taxes

31	Other Taxes

32	Other Cash Outflows:

33	Consultant Retainer	$1,000	$25,540

34	Lender Fees and Expenses	$0	$437,781

35	Payments to Radvision	$0	$546,472

36	Success and hourly fee payments to Gordian Group	$0	$318,384

37	Breakup fee paid to MTV	$0	$150,000

37a	D&O Insurance renewal	$0	$50,000

37b	Bank balance adjustment	$0	$5,650

37c	Fees paid to US Trustee	$0	$10,250

37d	Sale-related expense reimbursement (incl’s AMEX payments)	$40,260	$54,668

38	Total Cash Disbursements:	$172,954	$7,997,545

39	Net Increase (Decrease) in Cash	($170,209)	$1,538,718

40	Cash Balance, Beginning of Period	$2,024,927	$316,000

41	Cash Balance, End of Period	$1,854,718	$1,854,718